Exhibit 99.2
Financial Supplement
Second Quarter 2010
(Unaudited)

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.
Contacts:
Jack B. Lay
Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com
John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2010
Table of Contents

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands, except inforce & per share data)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Net premiums	$1,582,017	$1,628,464	$1,598,754	$1,405,179	$1,375,181	$206,836	$3,210,481	$2,721,228	$489,253
Net income — continuing operations	127,019	122,439	112,409	118,208	153,179	(26,160)	249,458	176,469	72,989
Operating income	121,899	93,008	125,833	114,571	130,562	(8,663)	214,907	197,917	16,990
Operating return on equity (ex AOCI) — annualized	13.0%	10.2%	14.3%	13.5%	16.0%	-3.0%
Operating return on equity (ex AOCI) — trailing 12 months	12.7%	13.5%	13.1%	12.9%	13.6%	-0.9%
Total assets	27,220,606	26,722,458	25,249,501	24,162,113	22,649,349	4,571,257

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,334.9	$1,318.0	$1,290.5	$1,281.9	$1,280.5	$54.4
Canada	289.7	293.9	276.8	261.1	234.3	55.4
Europe & South Africa	401.8	395.6	408.9	388.2	382.9	18.9
Asia Pacific	340.9	355.6	348.9	343.4	321.6	19.3

Total Life Reinsurance in Force	$2,367.3	$2,363.1	$2,325.1	$2,274.6	$2,219.3	$148.0

Assumed New Business Production (in billions) (1)
U.S.	$45.1	$40.6	$42.5	$31.2	$25.8	$19.3	$85.7	$61.3	$24.4
Canada	12.8	13.9	13.9	10.5	9.6	3.2	26.7	19.5	7.2
Europe & South Africa	23.4	21.7	42.5	19.9	22.7	0.7	45.1	58.7	(13.6)
Asia Pacific	10.1	2.7	5.3	8.6	3.3	6.8	12.8	7.1	5.7

Total New Business Production	$91.4	$78.9	$104.2	$70.2	$61.4	$30.0	$170.3	$146.6	$23.7

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$1.74	$1.68	$1.54	$1.63	$2.11	$(0.37)	$3.42	$2.43	$0.99
Operating income	$1.67	$1.27	$1.73	$1.57	$1.79	$(0.12)	$2.94	$2.72	$0.22
Diluted earnings per share from continuing operations
Net income	$1.70	$1.64	$1.52	$1.61	$2.10	$(0.40)	$3.34	$2.42	$0.92
Operating income	$1.63	$1.25	$1.70	$1.56	$1.79	$(0.16)	$2.88	$2.71	$0.17

Wgt. average common shares outstanding (basic)	73,141	73,046	72,895	72,781	72,770	371	73,094	72,740	354
Wgt. average common shares outstanding (diluted)	74,721	74,578	74,195	73,286	72,939	1,782	74,650	72,912	1,738

Common shares issued	73,364	73,364	73,364	73,363	73,364	—	73,364	73,364	—
Treasury shares	210	261	374	573	589	(379)	210	589	(379)
Common shares outstanding	73,154	73,103	72,990	72,790	72,775	379	73,154	72,775	379

Book value per share	$60.73	$56.98	$52.99	$51.83	$42.59
Per share effect of accumulated other comprehensive income (AOCI)	$8.59	$6.49	$4.10	$4.36	$(3.31)
Book value per share, excluding AOCI	$52.14	$50.49	$48.89	$47.47	$45.90

(1)	Excludes Group / Life Production from ING

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,582,017	$1,628,464	$1,598,754	$1,405,179	$1,375,181	$206,836	$3,210,481	$2,721,228	$489,253
Investment income, net of related expenses	291,671	304,258	315,159	299,471	284,636	7,035	595,929	507,832	88,097
Investment related gains (losses), net
OTTI on fixed maturity securities	(3,489)	(7,430)	(40,552)	(16,945)	(36,942)	33,453	(10,919)	(71,337)	60,418
OTTI on fixed maturity securities transferred to/from AOCI	(139)	2,344	3,910	(4,000)	16,135	(16,274)	2,205	16,135	(13,930)
Other investment related gains (losses), net	26,620	136,271	22,505	63,304	98,995	(72,375)	162,891	61,128	101,763

Total investment related gains (losses), net	22,992	131,185	(14,137)	42,359	78,188	(55,196)	154,177	5,926	148,251
Other revenue	35,197	36,278	44,059	31,972	75,161	(39,964)	71,475	109,020	(37,545)

Total revenues	1,931,877	2,100,185	1,943,835	1,778,981	1,813,166	118,711	4,032,062	3,344,006	688,056

Benefits and expenses:
Claims and other policy benefits	1,307,239	1,375,180	1,370,175	1,155,811	1,123,696	183,543	2,682,419	2,293,440	388,979
Interest credited	79,169	56,934	128,779	85,153	72,897	6,272	136,103	109,806	26,297
Policy acquisition costs and other insurance expenses	237,149	366,302	179,333	271,789	308,403	(71,254)	603,451	507,204	96,247
Other operating expenses	83,147	91,199	80,532	76,403	71,095	12,052	174,346	137,844	36,502
Interest expense	25,141	15,449	22,985	5,243	19,595	5,546	40,590	41,712	(1,122)
Collateral finance facility expense	1,960	1,806	1,866	2,031	2,057	(97)	3,766	4,371	(605)

Total benefits and expenses	1,733,805	1,906,870	1,783,670	1,596,430	1,597,743	136,062	3,640,675	3,094,377	546,298

Income before income taxes — continuing operations	198,072	193,315	160,165	182,551	215,423	(17,351)	391,387	249,629	141,758

Income tax expense	71,053	70,876	47,756	64,343	62,244	8,809	141,929	73,160	68,769

Income — continuing operations	127,019	122,439	112,409	118,208	153,179	(26,160)	249,458	176,469	72,989
Loss from discontinued operations	—	—	—	—	—	—	—	—	—

Net income	$127,019	$122,439	$112,409	$118,208	$153,179	$(26,160)	$249,458	$176,469	$72,989

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	198,072	193,315	160,165	182,551	215,423	(17,351)	391,387	249,629	141,758
Investment and derivative losses (gains) — non-operating (1)	(130,697)	371	65,676	20,616	148,794	(279,491)	(130,326)	217,106	(347,432)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(32,512)	(122,635)	(3,028)	(51,454)	(64,337)	31,825	(155,147)	(23,912)	(131,235)
GMXB embedded derivatives (1)	140,934	(7,171)	(46,120)	(10,127)	(161,237)	302,171	133,763	(196,450)	330,213
Funds withheld losses (gains) — investment income	(5,772)	82.00	—	—	—	(5,772)	(5,690)	—	(5,690)
Funds withheld losses (gains) — policy acq. costs	777	(81.00)	—	—	—	777	696	—	696
EIA embedded derivatives — interest credited	14,990	(22,422)	12,563	(5,248)	(12,772)	27,762	(7,432)	(20,896)	13,464
EIA embedded derivatives — policy acq. costs	(1,503)	3,250	(801)	191	1,748	(3,251)	1,747	3,052	(1,305)
DAC offset, net	6,041	103,769	(5,572)	40,780	92,846	(86,805)	109,810	94,375	15,435
Gain on debt repurchase	—	—	—	—	(38,875)	38,875	—	(38,875)	38,875

Operating Income Before Income Taxes	$190,330	$148,478	$182,883	$177,309	$181,590	$8,740	$338,808	$284,029	$54,779

After-tax Operating Income Reconciliation:
Income — continuing operations	127,019	122,439	112,409	118,208	153,179	(26,160)	249,458	176,469	72,989
Investment and derivative losses (gains) — non-operating (1)	(85,039)	(47)	41,347	13,170	96,091	(181,130)	(85,086)	140,208	(225,294)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(21,133)	(79,713)	(1,968)	(33,445)	(41,819)	20,686	(100,846)	(15,543)	(85,303)
GMXB embedded derivatives (1)	91,607	(4,661)	(29,978)	(6,582)	(104,805)	196,412	86,946	(127,693)	214,639
Funds withheld losses (gains) — investment income	(3,752)	53.00	—	—	—	(3,752)	(3,699)	—	(3,699)
Funds withheld losses (gains) — policy acq. costs	505	(53.00)	—	—	—	505	452	—	452
EIA embedded derivatives — interest credited	9,743	(14,574)	8,166	(3,412)	(8,301)	18,044	(4,831)	(13,582)	8,751
EIA embedded derivatives — policy acq. costs	(977)	2,113	(521)	124	1,136	(2,113)	1,136	1,984	(848)
DAC offset, net	3,926	67,451	(3,622)	26,508	60,350	(56,424)	71,377	61,343	10,034
Gain on debt repurchase	—	—	—	—	(25,269)	25,269	—	(25,269)	25,269

Operating Income	$121,899	$93,008	$125,833	$114,571	$130,562	$(8,663)	$214,907	$197,917	$16,990

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands, except per share data)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Revenues:
Net premiums	$1,582,017	$1,628,464	$1,598,754	$1,405,179	$1,375,181	$206,836	$3,210,481	$2,721,228	$489,253
Investment income, net of related expenses	285,899	304,340	315,159	299,471	284,636	1,263	590,239	507,832	82,407
Investment related gains (losses), net	717	1,750	2,391	1,394	1,408	(691)	2,467	2,670	(203)
Other revenue	35,197	36,278	44,059	31,972	36,286	(1,089)	71,475	70,145	1,330

Total revenues	1,903,830	1,970,832	1,960,363	1,738,016	1,697,511	206,319	3,874,662	3,301,875	572,787

Benefits and expenses:
Claims and other policy benefits	1,307,239	1,375,180	1,370,175	1,155,811	1,123,696	183,543	2,682,419	2,293,440	388,979
Interest credited	64,179	79,356	116,216	90,401	85,669	(21,490)	143,535	130,702	12,833
Policy acquisition costs and other insurance expenses	231,834	259,364	185,706	230,818	213,809	18,025	491,198	409,777	81,421
Other operating expenses	83,147	91,199	80,532	76,403	71,095	12,052	174,346	137,844	36,502
Interest expense	25,141	15,449	22,985	5,243	19,595	5,546	40,590	41,712	(1,122)
Collateral finance facility expense	1,960	1,806	1,866	2,031	2,057	(97)	3,766	4,371	(605)

Total benefits and expenses	1,713,500	1,822,354	1,777,480	1,560,707	1,515,921	197,579	3,535,854	3,017,846	518,008

Operating income before income taxes	190,330	148,478	182,883	177,309	181,590	8,740	338,808	284,029	54,779

Operating income tax expense	68,431	55,470	57,050	62,738	51,028	17,403	123,901	86,112	37,789

Operating income	$121,899	$93,008	$125,833	$114,571	$130,562	$(8,663)	$214,907	$197,917	$16,990

Wgt. Average Common Shares Outstanding (Diluted)	74,721	74,578	74,195	73,286	72,939	1,782	74,650	72,912	1,738

Diluted Earnings Per Share — Operating Income	$1.63	$1.25	$1.70	$1.56	$1.79	$(0.16)	$2.88	$2.71	$0.17

Foreign currency effect on*:
Net premiums	$40,445	$103,974	$81,807	$(41,517)	$(103,209)	$143,654	$144,419	$(247,899)	$392,318
Operating income before income taxes	$5,185	$9,497	$13,321	$(1,564)	$(9,666)	$14,851	$14,682	$(20,659)	$35,341

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009
Assets
Fixed maturity securities (available for sale):	$13,077,607	$12,775,342	$11,763,358	$10,986,825	$9,842,793
Mortgage loans on real estate	838,827	797,272	791,668	736,982	757,501
Policy loans	1,173,016	1,162,723	1,136,564	1,079,051	1,085,752
Funds withheld at interest	5,257,929	5,180,300	4,895,356	4,820,534	4,675,191
Short-term investments	63,962	79,160	121,060	89,372	53,953
Other invested assets	637,827	564,753	516,086	516,079	482,028

Total investments	21,049,168	20,559,550	19,224,092	18,228,843	16,897,218
Cash and cash equivalents	557,756	525,360	512,027	546,882	416,947
Accrued investment income	144,658	140,921	107,447	151,744	119,411
Premiums receivable and other reinsurance balances	898,522	880,372	850,096	808,719	743,643
Reinsurance ceded receivables	721,830	731,479	716,480	714,761	738,926
Deferred policy acquisition costs	3,597,865	3,624,846	3,698,972	3,604,148	3,615,456
Other assets	250,807	259,930	140,387	107,016	117,748

Total assets	$27,220,606	$26,722,458	$25,249,501	$24,162,113	$22,649,349

Liabilities and Stockholders’ Equity
Future policy benefits	$8,518,817	$8,540,298	$7,748,480	$7,405,615	$7,054,930
Interest-sensitive contract liabilities	7,781,407	7,550,168	7,666,002	7,446,900	7,454,907
Other policy claims and benefits	2,387,579	2,429,147	2,229,083	2,202,428	2,046,887
Other reinsurance balances	143,723	211,532	106,706	153,627	144,234
Deferred income taxes	977,873	818,331	613,222	675,679	456,701
Other liabilities	742,940	782,117	792,775	679,347	566,805
Short-term debt	—	—	—	—	—
Long-term debt	1,216,230	1,216,140	1,216,052	816,648	816,575
Collateral finance facility	850,030	850,025	850,037	850,025	850,014
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,316	159,266	159,217	159,168	159,123

Total liabilities	22,777,915	22,557,024	21,381,574	20,389,437	19,550,176

Stockholders’ Equity:
Common stock, at par value	734	734	734	734	734
Warrants	66,912	66,912	66,912	66,912	66,912
Additional paid-in-capital	1,473,305	1,469,807	1,463,101	1,460,361	1,457,711
Retained earnings	2,282,968	2,165,410	2,055,549	1,952,934	1,841,497
Treasury stock	(9,570)	(11,817)	(17,578)	(25,647)	(26,275)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	173,985	237,549	210,878	185,570	105,631
Unrealized appreciation (depreciation) of securities, net of income taxes	470,365	252,905	104,457	145,166	(332,664)
Pension and postretirement benefits, net of income taxes	(16,008)	(16,066)	(16,126)	(13,354)	(14,373)

Total stockholders’ equity	4,442,691	4,165,434	3,867,927	3,772,676	3,099,173

Total liabilities and stockholders’ equity	$27,220,606	$26,722,458	$25,249,501	$24,162,113	$22,649,349

Total stockholders’ equity, excluding AOCI	$3,814,349	$3,691,046	$3,568,718	$3,455,294	$3,340,579

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Revenues:
Net premiums	$933,162	$902,961	$918,529	$801,406	$807,181	$125,981	$1,836,123	$1,593,929	$242,194
Investment income, net of related expenses	120,782	113,461	114,276	107,088	104,616	16,166	234,243	207,177	27,066
Other revenue	190	598	1,121	586	920	(730)	788	1,490	(702)

Total revenues	1,054,134	1,017,020	1,033,926	909,080	912,717	141,417	2,071,154	1,802,596	268,558

Benefits and expenses:
Claims and other policy benefits	788,956	789,775	786,949	686,057	668,870	120,086	1,578,731	1,364,802	213,929
Interest credited	16,312	16,636	16,261	15,983	15,701	611	32,948	30,934	2,014
Policy acquisition costs and other insurance expenses	134,470	128,773	134,815	108,685	115,325	19,145	263,243	206,858	56,385
Other operating expenses	18,303	20,859	13,756	13,692	12,600	5,703	39,162	27,203	11,959

Total benefits and expenses	958,041	956,043	951,781	824,417	812,496	145,545	1,914,084	1,629,797	284,287

Operating income before income taxes	96,093	60,977	82,145	84,663	100,221	(4,128)	157,070	172,799	(15,729)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	96,093	60,977	82,145	84,663	100,221	(4,128)	157,070	172,799	(15,729)
Investment and Derivative (losses) gains — non-operating	2,721	2,848	(7,842)	(20,880)	(16,934)	19,655	5,569	(55,162)	60,731

Income before income taxes	$98,814	$63,825	$74,303	$63,783	$83,287	$15,527	$162,639	$117,637	$45,002

Loss and Expense Ratios:
Claims and other policy benefits	84.5%	87.5%	85.7%	85.6%	82.9%	1.6%	86.0%	85.6%	0.4%
Policy acquisition costs and other insurance expenses	14.4%	14.3%	14.7%	13.6%	14.3%	0.1%	14.3%	13.0%	1.3%
Other operating expenses	2.0%	2.3%	1.5%	1.7%	1.6%	0.4%	2.1%	1.7%	0.4%

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands except account values)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Revenues:
Net premiums	$3,128	$11,877	$1,767	$1,744	$1,639	$1,489	$15,005	$3,348	$11,657
Investment income, net of related expenses	77,189	96,449	109,871	115,777	105,167	(27,978)	173,638	160,994	12,644
Investment related gains (losses), net	(18)	(18)	(18)	(19)	(8)	(10)	(36)	(8)	(28)
Other revenue	21,944	20,893	19,029	19,452	16,962	4,982	42,837	32,085	10,752

Total revenues	102,243	129,201	130,649	136,954	123,760	(21,517)	231,444	196,419	35,025

Benefits and expenses:
Claims and other policy benefits	2,850	9,610	5,166	872	(341)	3,191	12,460	933	11,527
Interest credited	47,868	62,706	99,834	74,418	69,941	(22,073)	110,574	99,693	10,881
Policy acquisition costs and other insurance expenses	33,341	37,150	9,304	39,397	35,910	(2,569)	70,491	78,386	(7,895)
Other operating expenses	2,414	3,189	2,476	2,537	2,265	149	5,603	5,163	440

Total benefits and expenses	86,473	112,655	116,780	117,224	107,775	(21,302)	199,128	184,175	14,953

Operating income (loss) before income taxes	15,770	16,546	13,869	19,730	15,985	(215)	32,316	12,244	20,072

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,770	16,546	13,869	19,730	15,985	(215)	32,316	12,244	20,072
Investment and derivative (losses) gains — non-operating (1)	124,746	2,808	(50,539)	(7,714)	(139,792)	264,538	127,554	(163,152)	290,706
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	32,512	122,635	3,028	51,454	64,337	(31,825)	155,147	23,912	131,235
GMXB embedded derivatives (1)	(140,934)	7,171	46,120	10,127	161,237	(302,171)	(133,763)	196,450	(330,213)
Funds withheld losses (gains) — investment income	5,772	(82.00)	—	—	—	5,772	5,690	—	5,690
Funds withheld losses (gains) — policy acq. costs	(777)	81.00	—	—	—	(777)	(696)	—	(696)
EIA embedded derivatives — interest credited	(14,990)	22,422	(12,563)	5,248	12,772	(27,762)	7,432	20,896	(13,464)
EIA embedded derivatives — policy acq. costs	1,503	(3,250)	801	(191)	(1,748)	3,251	(1,747)	(3,052)	1,305
DAC offset, net	(6,041)	(103,769)	5,572	(40,780)	(92,846)	86,805	(109,810)	(94,375)	(15,435)

Income before income taxes	$17,561	$64,562	$6,288	$37,874	$19,945	$(2,384)	$82,123	$(7,077)	$89,200

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD millions)	2010	2010	2009	2009	2009

Annuity account values:

Fixed annuities (deferred)	$847	$861	$876	$888	$902

Net interest spread (fixed annuities):	2.3%	2.4%	2.4%	3.3%	3.2%

Equity-indexed annuities	$4,145	$4,052	$4,031	$3,940	$3,885

Variable annuities:
No riders	$1,190	$1,251	$1,231	$1,195	$1,090
GMDB only	79	82	79	75	65
GMIB only	6	6	6	6	5
GMAB only	58	63	62	60	54
GMWB only	1,517	1,622	1,563	1,501	1,327
GMDB / WB	431	455	437	415	361
Other	32	35	34	33	30

Total VA account values	$3,313	$3,514	$3,412	$3,285	$2,932

Fair value of liabilities associated with living benefit riders	$158	$17	$24	$70	$80

Other asset-intensive business:	$784	$783	$679	$675	$671

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Revenues:
Investment income, net of related expenses	$107	$(51)	$(66)	$(56)	$(99)	$206	$56	$(164)	$220
Other revenue	5,820	5,050	5,736	3,871	4,118	1,702	10,870	10,689	181

Total revenues	5,927	4,999	5,670	3,815	4,019	1,908	10,926	10,525	401

Benefits and expenses:
Policy acquisition costs and other insurance expenses	580	526	299	289	262	318	1,106	600	506
Other operating expenses	937	1,279	751	779	801	136	2,216	1,480	736

Total benefits and expenses	1,517	1,805	1,050	1,068	1,063	454	3,322	2,080	1,242
Operating income before income taxes	4,410	3,194	4,620	2,747	2,956	1,454	7,604	8,445	(841)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	4,410	3,194	4,620	2,747	2,956	1,454	7,604	8,445	(841)
Investment and Derivative (losses) gains — non-operating	(10)	(9)	26	2	38	(48)	(19)	70	(89)

Income before income taxes	$4,400	$3,185	$4,646	$2,749	$2,994	$1,406	$7,585	$8,515	$(930)

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Revenues:
Net premiums	$177,079	$208,650	$168,483	$153,430	$154,862	$22,217	$385,729	$292,918	$92,811
Investment income, net of related expenses	42,206	40,228	40,863	34,412	32,115	10,091	82,434	62,475	19,959
Investment related gains (losses), net	915	895	919	1,448	1,433	(518)	1,810	2,695	(885)
Other revenue	241	43	124	(69)	(618)	859	284	1,079	(795)

Total revenues	220,441	249,816	210,389	189,221	187,792	32,649	470,257	359,167	111,090

Benefits and expenses:
Claims and other policy benefits	145,250	172,516	133,757	123,357	128,312	16,938	317,766	243,947	73,819
Interest credited	—	—	—	—	27	(27)	—	75	(75)
Policy acquisition costs and other insurance expenses	35,264	54,441	39,312	38,244	36,367	(1,103)	89,705	69,434	20,271
Other operating expenses	6,994	6,841	6,585	5,798	5,523	1,471	13,835	10,391	3,444

Total benefits and expenses	187,508	233,798	179,654	167,399	170,229	17,279	421,306	323,847	97,459

Operating income before income taxes	32,933	16,018	30,735	21,822	17,563	15,370	48,951	35,320	13,631

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	32,933	16,018	30,735	21,822	17,563	15,370	48,951	35,320	13,631
Investment and Derivative (losses) gains — non-operating	815	2,955	15,053	(2,975)	7,951	(7,136)	3,770	6,380	(2,610)

Income before income taxes	$33,748	$18,973	$45,788	$18,847	$25,514	$8,234	$52,721	$41,700	$11,021

Loss and Expense Ratios:
Loss ratios (creditor business)	40.6%	41.2%	19.7%	37.7%	44.1%	-3.5%	41.0%	42.8%	-1.8%
Loss ratios (excluding creditor business)	91.9%	106.8%	98.6%	94.9%	98.6%	-6.7%	99.0%	99.0%	0.0%
Claims and other policy benefits / (net premiums + investment income)	66.2%	69.3%	63.9%	65.7%	68.6%	-2.4%	67.9%	68.6%	-0.7%
Policy acquisition costs and other insurance expenses	19.9%	26.1%	23.3%	24.9%	23.5%	-3.6%	23.3%	23.7%	-0.4%
Other operating expenses	3.9%	3.3%	3.9%	3.8%	3.6%	0.3%	3.6%	3.5%	0.1%

Foreign currency effect on*:
Net premiums	$20,670	$33,557	$21,267	$(7,826)	$(22,954)	$43,624	$54,227	$(55,627)	$109,854
Operating income before income taxes	$4,079	$1,373	$5,038	$(1,048)	$(3,697)	$7,776	$5,452	$(9,174)	$14,626

Creditor reinsurance net premiums	$34,079	$76,712	$40,977	$38,903	$44,674	$(10,595)	$110,791	$81,793	$28,998

Note:	The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$209,919	$217,652	$224,510	$204,169	$180,017	$29,902	$427,571	$353,273	$74,298
Investment income, net of related expenses	8,369	7,832	8,869	8,502	8,120	249	16,201	14,869	1,332
Other revenue	108	838	10,536	102	538	(430)	946	798	148

Total revenues	218,396	226,322	243,915	212,773	188,675	29,721	444,718	368,940	75,778

Benefits and expenses:
Claims and other policy benefits	165,827	180,016	201,131	164,118	147,018	18,809	345,843	291,236	54,607
Policy acquisition costs and other insurance expenses	10,273	13,398	(4,710)	21,277	10,369	(96)	23,671	21,186	2,485
Other operating expenses	21,317	22,710	23,608	20,665	18,911	2,406	44,027	36,028	7,999

Total benefits and expenses	197,417	216,124	220,029	206,060	176,298	21,119	413,541	348,450	65,091

Operating income before income taxes	20,979	10,198	23,886	6,713	12,377	8,602	31,177	20,490	10,687

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	20,979	10,198	23,886	6,713	12,377	8,602	31,177	20,490	10,687
Investment and Derivative (losses) gains — non-operating	1,347	459	576	268	(14)	1,361	1,806	408	1,398

Income before income taxes	$22,326	$10,657	$24,462	$6,981	$12,363	$9,963	$32,983	$20,898	$12,085

Loss and Expense Ratios:
Claims and other policy benefits	79.0%	82.7%	89.6%	80.4%	81.7%	-2.7%	80.9%	82.4%	-1.5%
Policy acquisition costs and other insurance expenses	4.9%	6.2%	-2.1%	10.4%	5.8%	-0.9%	5.5%	6.0%	-0.5%
Other operating expenses	10.2%	10.4%	10.5%	10.1%	10.5%	-0.3%	10.3%	10.2%	0.1%

Foreign currency effect on*:
Net premiums	$(6,154)	$20,109	$15,308	$(24,713)	$(41,195)	$35,041	$13,955	$(98,085)	$112,040
Operating income before income taxes	$(1,158)	$334	$4,672	$(614)	$(1,747)	$589	$(824)	$(5,738)	$4,914

Critical illness net premiums	$52,759	$55,874	$58,898	$54,206	$52,697	$62	$108,633	$99,020	$9,613

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$256,878	$285,818	$283,419	$242,350	$229,430	$27,448	$542,696	$473,158	$69,538
Investment income, net of related expenses	17,249	17,264	18,107	15,654	14,877	2,372	34,513	27,574	6,939
Investment related gains (losses), net	(151)	707	824	—	—	(151)	556	—	556
Other revenue	6,128	6,187	5,887	4,942	4,471	1,657	12,315	14,200	(1,885)

Total revenues	280,104	309,976	308,237	262,946	248,778	31,326	590,080	514,932	75,148

Benefits and expenses:
Claims and other policy benefits	204,494	223,096	243,012	182,070	179,556	24,938	427,590	391,970	35,620
Policy acquisition costs and other insurance expenses	31,661	37,930	17,617	31,833	26,526	5,135	69,591	56,955	12,636
Other operating expenses	22,265	22,385	22,811	21,072	18,031	4,234	44,650	34,202	10,448

Total benefits and expenses	258,420	283,411	283,440	234,975	224,113	34,307	541,831	483,127	58,704

Operating income before income taxes	21,684	26,565	24,797	27,971	24,665	(2,981)	48,249	31,805	16,444

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	21,684	26,565	24,797	27,971	24,665	(2,981)	48,249	31,805	16,444
Investment and Derivative (losses) gains — non-operating	2,077	(120)	(1,269)	2,954	855	1,222	1,957	(2,712)	4,669

Income before income taxes	$23,761	$26,445	$23,528	$30,925	$25,520	$(1,759)	$50,206	$29,093	$21,113

Loss and Expense Ratios:
Claims and other policy benefits	79.6%	78.1%	85.7%	75.1%	78.3%	1.3%	78.8%	82.8%	-4.0%
Policy acquisition costs and other insurance expenses	12.3%	13.3%	6.2%	13.1%	11.6%	0.7%	12.8%	12.0%	0.8%
Other operating expenses	8.7%	7.8%	8.0%	8.7%	7.9%	0.8%	8.2%	7.2%	1.0%

Foreign currency effect on*:
Net premiums	$25,935	$50,307	$45,215	$(8,996)	$(39,082)	$65,017	$76,242	$(94,255)	$170,497
Operating income before income taxes	$2,276	$3,577	$2,864	$791	$(2,785)	$5,061	$5,853	$(3,031)	$8,884

Critical illness net premiums	$48,508	$39,398	$52,311	$45,473	$29,223	$19,285	$87,906	$83,375	$4,531

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income
(Includes A&H beginning 1/1/09)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,851	$1,506	$2,046	$2,080	$2,052	$(201)	$3,357	$4,602	$(1,245)
Investment income, net of related expenses	19,997	29,157	23,239	18,094	19,840	157	49,154	34,907	14,247
Investment related gains (losses), net	(29)	166	666	(35)	(17)	(12)	137	(17)	154
Other revenue	766	2,669	1,626	3,088	9,895	(9,129)	3,435	9,804	(6,369)

Total revenues	22,585	33,498	27,577	23,227	31,770	(9,185)	56,083	49,296	6,787

Benefits and expenses:
Claims and other policy benefits	(138)	167	160	(663)	281	(419)	29	552	(523)
Interest credited	(1)	14	121	—	—	(1)	13	—	13
Policy acquisition costs and other insurance expenses	(13,755)	(12,854)	(10,931)	(8,907)	(10,950)	(2,805)	(26,609)	(23,642)	(2,967)
Other operating expenses	10,917	13,936	10,545	11,860	12,964	(2,047)	24,853	23,377	1,476
Interest expense	25,141	15,449	22,985	5,243	19,595	5,546	40,590	41,712	(1,122)
Collateral finance facility expense	1,960	1,806	1,866	2,031	2,057	(97)	3,766	4,371	(605)

Total benefits and expenses	24,124	18,518	24,746	9,564	23,947	177	42,642	46,370	(3,728)

Operating income (loss) before income taxes	(1,539)	14,980	2,831	13,663	7,823	(9,362)	13,441	2,926	10,515

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	(1,539)	14,980	2,831	13,663	7,823	(9,362)	13,441	2,926	10,515
Investment and Derivative (losses) gains — non-operating	(999)	(9,312)	(21,681)	7,729	(898)	(101)	(10,311)	(2,938)	(7,373)
Gain on debt repurchase	—	—	—	—	38,875	(38,875)	—	38,875	(38,875)

Income before income taxes	$(2,538)	$5,668	$(18,850)	$21,392	$45,800	$(48,338)	$3,130	$38,863	$(35,733)

Foreign currency effect on*:
Net premiums	$(6)	$1	$16	$18	$22	$(28)	$(5)	$68	$(73)
Operating income before income taxes	$(12)	$4,213	$747	$(693)	$(1,437)	$1,425	$4,201	$(2,716)	$6,917

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

U.S. Traditional	$96,093	$60,977	$82,145	$84,663	$100,221	$(4,128)	$157,070	$172,799	$(15,729)
U.S. Asset Intensive	15,770	16,546	13,869	19,730	15,985	(215)	32,316	12,244	20,072
U.S. Financial Reinsurance	4,410	3,194	4,620	2,747	2,956	1,454	7,604	8,445	(841)

Total U.S. Segment	116,273	80,717	100,634	107,140	119,162	(2,889)	196,990	193,488	3,502
Canadian Segment	32,933	16,018	30,735	21,822	17,563	15,370	48,951	35,320	13,631
Europe & South Africa Segment	20,979	10,198	23,886	6,713	12,377	8,602	31,177	20,490	10,687
Asia Pacific Segment	21,684	26,565	24,797	27,971	24,665	(2,981)	48,249	31,805	16,444
Corporate and Other	(1,539)	14,980	2,831	13,663	7,823	(9,362)	13,441	2,926	10,515

Consolidated	$190,330	$148,478	$182,883	$177,309	$181,590	$8,740	$338,808	$284,029	$54,779

Reinsurance Group of America, Incorporated
Investments
Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009

Fixed maturity securities, available-for-sale	$13,077,607	$12,775,342	$11,763,358	$10,986,825	$9,842,793
Mortgage loans on real estate	838,827	797,272	791,668	736,982	757,501
Policy loans	1,173,016	1,162,723	1,136,564	1,079,051	1,085,752
Funds withheld at interest	5,257,929	5,180,300	4,895,356	4,820,534	4,675,191
Short-term investments	63,962	79,160	121,060	89,372	53,953
Other invested assets	637,827	564,753	516,086	516,079	482,028
Cash and cash equivalents	557,756	525,360	512,027	546,882	416,947

Total cash and invested assets	$21,606,924	$21,084,910	$19,736,119	$18,775,725	$17,314,165

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Average invested assets at amortized cost	$15,432,369	$15,062,452	$14,180,733	$13,340,365	$12,976,510	$2,455,814	$15,141,511	$12,737,497	$2,403,992
Net investment income	$208,303	$215,295	$203,150	$186,457	$183,823	$24,480	$423,598	$358,123	$65,475
Investment yield (ratio of net investment income to average invested assets)	5.51%	5.84%	5.85%	5.71%	5.79%	-0.28%	5.67%	5.70%	-0.03%

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

June 30, 2010						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI

Available-for-sale:
U.S. corporate securities	$4,269,575	$309,130	$118,585	$4,460,120	34.1%	$—
Canadian and Canadian provincial governments	2,032,471	489,262	6,312	2,515,421	19.2%	—
Residential mortgage-backed securities	1,554,585	57,289	38,514	1,573,360	12.0%	(3,227)
Foreign corporate securities	1,895,573	113,455	19,097	1,989,931	15.2%	—
Asset-backed securities	496,652	14,093	61,122	449,623	3.5%	(3,404)
Commercial mortgage-backed securities	1,229,237	56,477	118,777	1,166,937	8.9%	(12,114)
U.S. government and agencies	443,024	25,546	—	468,570	3.6%	—
State and political subdivisions	106,978	404	9,295	98,087	0.8%	—
Other foreign government securities	353,543	6,231	4,216	355,558	2.7%	—

Total fixed maturity securities	$12,381,638	$1,071,887	$375,918	$13,077,607	100.0%	$(18,745)

Non-redeemable preferred stock	111,566	2,574	9,550	104,590	63.1%
Other equity securities	54,800	7,638	1,185	61,253	36.9%

Total equity securities	$166,366	$10,212	$10,735	$165,843	100.0%

December 31, 2009						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$3,689,797	$180,635	$147,384	$3,723,048	31.7%	$—
Canadian and Canadian provincial governments	1,984,475	394,498	25,746	2,353,227	20.0%	—
Residential mortgage-backed securities	1,494,021	32,538	70,015	1,456,544	12.4%	(7,018)
Foreign corporate securities	1,627,806	77,340	33,398	1,671,748	14.2%	—
Asset-backed securities	522,760	9,307	80,131	451,936	3.8%	(2,194)
Commercial mortgage-backed securities	1,177,621	20,670	169,427	1,028,864	8.7%	(13,690)
U.S. government and agencies	540,001	1,085	15,027	526,059	4.5%	—
State and political subdivisions	107,233	273	17,744	89,762	0.8%	—
Other foreign government securities	473,243	2,198	13,271	462,170	3.9%	—

Total fixed maturity securities	$11,616,957	$718,544	$572,143	$11,763,358	100.0%	$(22,902)

Non-redeemable preferred stock	123,648	1,878	12,328	113,198	66.0%
Other equity securities	58,008	760	409	58,359	34.0%

Total equity securities	$181,656	$2,638	$12,737	$171,557	100.0%

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	June 30, 2010				December 31, 2009
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings

Financial Institutions
Banking	$1,527,115	$1,532,819	23.2%	A+	$1,372,940	$1,334,155	24.0%	A+
Brokerage	88,087	91,579	1.4%	A-	87,168	87,747	1.6%	A-
Finance Comp.	215,488	219,927	3.3%	A	239,659	237,719	4.3%	A+
Insurance	371,121	379,695	5.7%	A-	374,486	366,893	6.6%	A-
REITs	168,011	174,286	2.6%	BBB	138,727	139,455	2.5%	BBB
Other Finance	238,774	223,112	3.4%	A-	204,309	180,684	3.2%	A-

Total Financial Institutions	2,608,596	2,621,418	39.6%		2,417,289	2,346,653	42.2%
Industrials
Basic	279,950	304,520	4.6%	BBB	244,242	261,135	4.7%	BBB
Capital Goods	289,744	316,919	4.8%	BBB+	235,090	247,594	4.5%	BBB+
Communications	549,723	604,276	9.1%	BBB+	444,939	485,405	8.7%	BBB+
Consumer Cyclical	301,190	316,877	4.8%	BBB+	242,206	247,077	4.4%	BBB
Consumer Noncyclical	572,170	623,874	9.4%	A-	396,739	419,161	7.5%	BBB+
Energy	377,709	404,113	6.1%	BBB+	330,748	356,716	6.4%	BBB+
Technology	178,854	192,258	2.9%	BBB+	114,795	119,548	2.1%	BBB+
Transportation	236,182	247,854	3.8%	BBB	205,776	209,048	3.8%	BBB
Other Industrial	70,359	49,718	0.8%	BBB	62,175	39,414	0.7%	BBB-

Total Industrials	2,855,881	3,060,409	46.3%		2,276,710	2,385,098	42.8%
Utilities
Electric	558,849	594,049	9.0%	BBB+	512,898	525,379	9.4%	BBB+
Natural Gas	261,247	284,671	4.3%	BBB+	246,329	262,064	4.7%	BBB+
Other Utility	26,354	34,607	0.5%	A	26,830	27,940	0.5%	A-

Total Utilities	846,450	913,327	13.8%		786,057	815,383	14.6%
Other Sectors	20,587	20,740	0.3%	AA	19,203	19,219	0.4%	AA

Total	$6,331,514	$6,615,894	100.0%		$5,499,259	$5,566,353	100.0%

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

(USD thousands)		June 30, 2010			March 31, 2010			December 31, 2009			September 30, 2009			June 30, 2009
	Rating Agency		Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated	% of	Amortized	Estimated	% of
NAIC Designation	Designation	Amortized Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Fair Value	Total	Cost	Fair Value	Total

1	AAA	$3,534,911	$3,642,644	27.9%	$3,669,930	$3,668,484	28.7%	$3,726,020	$3,664,665	31.2%	$3,131,946	$3,079,633	28.0%	$2,936,383	$2,750,636	27.9%
1	AA	2,860,403	3,177,314	24.3%	2,905,244	3,122,295	24.5%	2,527,944	2,684,878	22.8%	2,394,642	2,613,347	23.8%	2,346,453	2,372,392	24.1%
1	A	2,512,744	2,773,399	21.2%	2,436,385	2,630,133	20.6%	2,203,848	2,367,377	20.1%	2,143,244	2,319,194	21.1%	2,051,459	2,030,369	20.6%
2	BBB	2,639,071	2,783,867	21.3%	2,561,843	2,658,713	20.8%	2,401,885	2,433,144	20.7%	2,413,362	2,430,079	22.1%	2,377,473	2,212,591	22.5%
3	BB	479,755	424,060	3.2%	472,151	417,253	3.3%	455,539	381,242	3.3%	391,699	331,939	3.0%	413,840	322,158	3.3%
4	B	255,530	192,244	1.5%	253,930	185,177	1.4%	210,252	145,206	1.2%	186,547	135,107	1.3%	134,827	94,647	1.0%
5	CCC and lower	80,415	65,496	0.5%	94,537	77,652	0.6%	75,486	70,165	0.6%	95,973	64,093	0.6%	79,407	53,901	0.5%
6	In or near default	18,809	18,583	0.1%	13,205	15,635	0.1%	15,983	16,681	0.1%	13,109	13,433	0.1%	6,018	6,099	0.1%

	Total	$12,381,638	$13,077,607		$12,407,225	$12,775,342		$11,616,957	$11,763,358		$10,770,522	$10,986,825		$10,345,860	$9,842,793

Structured Fixed Maturity Securities

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
		Estimated Fair	Amortized	Estimated Fair		Estimated Fair		Estimated Fair		Estimated Fair
(USD thousands)	Amortized Cost	Value	Cost	Value	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

Residential mortgage-backed securities:
Agency	$726,078	$770,690	$744,920	$776,013	$771,787	$797,354	$754,676	$786,735	$736,056	$760,316
Non-agency	828,507	802,670	859,102	800,152	722,234	659,190	595,863	542,333	466,832	397,988

Total residential mortgage-backed securities	1,554,585	1,573,360	1,604,022	1,576,165	1,494,021	1,456,544	1,350,539	1,329,068	1,202,888	1,158,304
Commercial mortgage-backed securities	1,229,237	1,166,937	1,222,346	1,124,736	1,177,621	1,028,864	1,086,558	882,350	1,086,649	812,312
Asset-backed securities	496,652	449,623	516,924	458,664	522,760	451,936	545,194	449,252	503,191	377,382

Total	$3,280,474	$3,189,920	$3,343,292	$3,159,565	$3,194,402	$2,937,344	$2,982,291	$2,660,670	$2,792,728	$2,347,998

Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

(USD thousands)	June 30, 2010
	AAA		AA		A
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value

2005 & Prior	$18,758	$17,536	$22,023	$23,566	$9,815	$8,127
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2010	—	—	—	—	—	—

Total	$18,758	$17,536	$22,023	$23,566	$9,815	$8,127

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value

2005 & Prior	$22,311	$16,525	$71,172	$40,615	$144,079	$106,369
2006	4,985	1,600	4,567	2,680	9,552	4,280
2007	—	—	11,314	7,724	11,314	7,724
2008 - 2010	—	—	—	—	—	—

Total	$27,296	$18,125	$87,053	$51,019	$164,945	$118,373

(USD thousands)	December 31, 2009
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

2005 & Prior	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2009	—	—	—	—	—	—

Total	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

2005 & Prior	$24,394	$12,593	$39,203	$18,686	$143,303	$92,852
2006	4,985	1,507	4,566	2,563	9,551	4,070
2007	—	—	11,709	7,372	11,709	7,372
2008 - 2009	—	—	—	—	—	—

Total	$29,379	$14,100	$55,478	$28,621	$164,563	$104,294

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

(USD thousands)	June 30, 2010
	AAA		AA		A
	Amortized	Estimated	Amortized	Estimated	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

2005 & Prior	$300,276	$321,624	$84,125	$82,542	$91,649	$81,475
2006	313,951	321,875	45,829	48,009	42,412	40,690
2007	234,052	246,946	20,821	14,773	93,612	93,434
2008	29,010	33,395	37,934	39,850	—	—
2009	15,807	17,490	3,090	3,483	—	—
2010	4,750	5,132	—	—	5,970	5,970

Total	$897,846	$946,462	$191,799	$188,657	$233,643	$221,569

	BBB		Below Investment Grade		Total
	Amortized	Estimated	Amortized	Estimated	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

2005 & Prior	$65,737	$59,050	$36,144	$28,443	$577,931	$573,134
2006	34,679	28,723	53,871	32,284	490,742	471,581
2007	86,497	83,688	130,972	67,138	565,954	505,979
2008	—	—	23,596	12,696	90,540	85,941
2009	—	—	—	—	18,897	20,973
2010	—	—	—	—	10,720	11,102

Total	$186,913	$171,461	$244,583	$140,561	$1,754,784	$1,668,710

NOTE: Totals include directly held investments with amortized cost of $1,229.2 million and fair value of $1,166.9 million as well as investments in funds withheld with amortized cost of $525.5 million and fair value of $501.8 million.

(USD thousands)	December 31, 2009
	AAA		AA		A
	Amortized	Estimated	Amortized	Estimated	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

2005 & Prior	$398,619	$403,551	$57,602	$51,754	$75,449	$55,124
2006	292,369	280,475	41,649	34,854	41,128	34,859
2007	223,827	216,853	6,922	2,267	64,860	56,996
2008	19,050	19,790	29,211	26,617	—	—
2009	16,638	16,422	1,485	1,532	—	—

Total	$950,503	$937,091	$136,869	$117,024	$181,437	$146,979

	BBB		Below Investment Grade		Total
	Amortized	Estimated	Amortized	Estimated	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

2005 & Prior	$47,616	$33,986	$28,298	$19,457	$607,584	$563,872
2006	26,257	19,091	47,951	22,392	449,354	391,671
2007	82,460	68,428	128,193	62,440	506,262	406,984
2008	—	—	25,384	12,204	73,645	58,611
2009	—	—	—	—	18,123	17,954

Total	$156,333	$121,505	$229,826	$116,493	$1,654,968	$1,439,092

NOTE: Totals include directly held investments with amortized cost of $1,177.6 million and fair value of $1,028.9 million as well as investments in funds withheld with amortized cost of $477.4 million and fair value of $410.2 million.

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
	Gross		Gross		Gross		Gross		Gross
	Unrealized	% of	Unrealized	% of	Unrealized	% of	Unrealized	% of	Unrealized	% of
(USD thousands)	Losses	Total	Losses	Total	Losses	Total	Losses	Total	Losses	Total

Less than 20%	$132,900	34.4%	$198,928	42.3%	$248,145	42.4%	$219,984	32.0%	$304,595	28.6%
20% or more for less than six months	54,620	14.1%	59,530	12.6%	67,435	11.5%	67,306	9.8%	152,606	14.4%
20% or more for six months or greater	188,398	48.7%	204,321	43.4%	256,563	43.9%	369,459	53.8%	556,117	52.3%

Total	$375,918	97.2%	$462,779	98.3%	$572,143	97.8%	$656,749	95.6%	$1,013,318	95.3%

Equity Securities

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
	Gross		Gross		Gross		Gross		Gross
	Unrealized	% of	Unrealized	% of	Unrealized	% of	Unrealized	% of	Unrealized	% of
(USD thousands)	Losses	Total	Losses	Total	Losses	Total	Losses	Total	Losses	Total

Less than 20%	$4,888	1.3%	$4,696	1.0%	$5,930	1.0%	$4,748	0.7%	$5,452	0.5%
20% or more for less than six months	1,808	0.5%	1,883	0.4%	1,887	0.3%	1,819	0.2%	3,951	0.4%
20% or more for six months or greater	4,039	1.0%	1,346	0.3%	4,920	0.9%	23,898	3.5%	40,910	3.8%

Total	$10,735	2.8%	$7,925	1.7%	$12,737	2.2%	$30,465	4.4%	$50,313	4.7%

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of June 30, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
		Gross		Gross	Estimated	Gross
	Estimated	Unrealized	Estimated	Unrealized	Fair	Unrealized
(USD thousands)	Fair Value	Losses	Fair Value	Losses	Value	Losses

Investment grade securities:
U.S. corporate securities	$172,127	$28,320	$356,979	$63,781	$529,106	$92,101
Canadian and Canadian provincial governments	110,191	2,321	129,393	3,991	239,584	6,312
Residential mortgage-backed securities	220,187	8,692	158,173	10,059	378,360	18,751
Foreign corporate securities	166,246	4,036	168,247	11,562	334,493	15,598
Asset-backed securities	12,037	1,360	137,569	35,303	149,606	36,663
Commercial mortgage-backed securities	60,812	7,503	160,272	31,513	221,084	39,016
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	23,443	921	53,484	5,693	76,927	6,614
Other foreign government securities	28,355	176	89,826	4,040	118,181	4,216

Investment grade securities	793,398	53,329	1,253,943	165,942	2,047,341	219,271

Non-investment grade securities:
U.S. corporate securities	91,934	9,278	133,958	17,206	225,892	26,484
Asset-backed securities	11,174	2,158	29,522	22,301	40,696	24,459
Foreign corporate securities	3,017	3,446	597	53	3,614	3,499
Residential mortgage-backed securities	397	551	67,120	19,212	67,517	19,763
Commercial mortgage-backed securities	—	—	60,956	79,761	60,956	79,761
State and political subdivisions	—	—	5,432	2,681	5,432	2,681

Non-investment grade securities	106,522	15,433	297,585	141,214	404,107	156,647

Total fixed maturity securities	$899,920	$68,762	$1,551,528	$307,156	$2,451,448	$375,918

Non-redeemable preferred stock	29,219	1,755	35,596	7,795	64,815	9,550
Other equity securities	12,927	909	1,352	276	14,279	1,185

Total Equity securities	$42,146	$2,664	$36,948	$8,071	$79,094	$10,735

Total number of securities in an unrealized loss position	371		529		900

	As of December 31, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
		Gross		Gross	Estimated	Gross
	Estimated	Unrealized	Estimated	Unrealized	Fair	Unrealized
(USD thousands)	Fair Value	Losses	Fair Value	Losses	Value	Losses

Investment grade securities:
U.S. corporate securities	$373,049	$27,625	$679,908	$89,711	$1,052,957	$117,336
Canadian and Canadian provincial governments	494,718	15,374	135,315	10,372	630,033	25,746
Residential mortgage-backed securities	402,642	23,671	197,320	20,185	599,962	43,856
Foreign corporate securities	362,406	5,262	182,300	24,693	544,706	29,955
Asset-backed securities	48,651	1,927	166,603	57,262	215,254	59,189
Commercial mortgage-backed securities	177,360	10,312	425,793	79,297	603,153	89,609
U.S. government and agencies	496,514	15,027	—	—	496,514	15,027
State and political subdivisions	34,612	3,397	40,945	11,437	75,557	14,834
Other foreign government securities	240,216	8,370	30,321	4,901	270,537	13,271

Investment grade securities	2,630,168	110,965	1,858,505	297,858	4,488,673	408,823

Non-investment grade securities:
U.S. corporate securities	35,477	11,293	168,375	18,755	203,852	30,048
Asset-backed securities	6,738	3,256	24,408	17,686	31,146	20,942
Foreign corporate securities	1,755	17	3,771	3,426	5,526	3,443
Residential mortgage-backed securities	10,657	1,909	66,756	24,250	77,413	26,159
Commercial mortgage-backed securities	—	—	57,179	79,818	57,179	79,818
State and political subdivisions	—	—	5,170	2,910	5,170	2,910

Non-investment grade securities	54,627	16,475	325,659	146,845	380,286	163,320

Total fixed maturity securities	$2,684,795	$127,440	$2,184,164	$444,703	$4,868,959	$572,143

Non-redeemable preferred stock	8,320	1,263	68,037	11,065	76,357	12,328
Other equity securities	5	15	7,950	394	7,955	409

Total Equity securities	$8,325	$1,278	$75,987	$11,459	$84,312	$12,737

Total number of securities in an unrealized loss position	582		734		1,316

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2010	2010	2009	2009	2009	Quarter	2010	2009	Change

Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(3,489)	$(7,430)	$(40,552)	$(16,945)	$(36,942)	$33,453	$(10,919)	$(71,337)	$60,418
Portion of loss recognized in other accumulated comprehensive income (before taxes)	(139)	2,344	3,910	(4,000)	16,135	(16,274)	2,205	16,135	(13,930)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(3,628)	(5,086)	(36,642)	(20,945)	(20,807)	17,179	(8,714)	(55,202)	46,488
Impairment losses on equity securities	(10)	(22)	(5,628)	—	—	(10)	(32)	(5,430)	5,398
Gain on investment activity	19,363	16,099	44,538	31,823	25,281	(5,918)	35,462	37,511	(2,049)
Loss on investment activity	(5,662)	(8,532)	(10,728)	(23,782)	(18,828)	13,166	(14,194)	(38,477)	24,283

Net gain/(loss) on fixed maturity and equity securities	10,063	2,459	(8,460)	(12,904)	(14,354)	24,417	12,522	(61,598)	74,120

Other impairment losses	(1,165)	(1,230)	(715)	(4,790)	(1,269)	104	(2,395)	(2,965)	570
Other non-derivative gain/(loss), net	4,789	(448)	1,344	4,003	4,267	522	4,341	6,393	(2,052)

Free-standing Derivatives:
Credit Default Swaps	(4,060)	776	3,358	2,919	9,288	(13,348)	(3,284)	7,377	(10,661)
Interest Rate Swaps — non-hedged	87,114	11,341	(49,213)	26,378	(99,016)	186,130	98,455	(137,880)	236,335
Interest Rate Swaps — hedged	168	132	55	152	48	120	300	8	292
Futures	32,822	(11,745)	(9,942)	(36,951)	(48,059)	80,881	21,077	(25,748)	46,825
CPI Swaps	109	923	1,318	61	544	(435)	1,032	854	178
Equity options	127	—	—	—	—	127	127	—	127
Currency Forwards	1,447	(829)	(1,030)	1,910	1,165	282	618	(877)	1,495

Total free-standing derivatives	117,727	598	(55,454)	(5,531)	(136,030)	253,757	118,325	(156,266)	274,591

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	32,512	122,635	3,028	51,454	64,337	(31,825)	155,147	23,912	131,235
GMXB	(140,934)	7,171	46,120	10,127	161,237	(302,171)	(133,763)	196,450	(330,213)

Total embedded derivatives	(108,422)	129,806	49,148	61,581	225,574	(333,996)	21,384	220,362	(198,978)

Net gain/(loss) on total derivatives	9,305	130,404	(6,306)	56,050	89,544	(80,239)	139,709	64,096	75,613

Total investment related gains (losses), net	$22,992	$131,185	$(14,137)	$42,359	$78,188	$(55,196)	$154,177	$5,926	$148,251

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